SEMI ANNUAL REPORT


                               SEPTEMBER 30, 1997


                             [PICTURE OF TWO WORLDS]

                           TEMPLETON EMERGING MARKETS
                            APPRECIATION FUND, INC.




[FRANKLIN TEMPLETON LOGO]

              [FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]

                              CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.


In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF J. MARK MOBIUS]

J. MARK MOBIUS, PH.D.
President
Templeton Emerging Markets
Appreciation Fund, Inc.

SHAREHOLDER LETTER


Your Fund's Objective: The Templeton Emerging Markets Appreciation Fund seeks long-term capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.

Dear Shareholder:

We are pleased to bring you the semi-annual report for the Templeton Emerging Markets Appreciation Fund, which covers the six months ended September 30, 1997. During this period, securities markets in emerging market countries turned in mixed performances. Bond prices rose in many of these countries, as investors reacted to market-oriented government policies and improved corporate earnings. In addition, financial institutions that normally invest in high-yield U.S. and European bonds sought higher yields in the emerging markets. Latin American equity prices generally rose, but many Asian stock markets fell. Within this environment, the Fund, which holds both stocks and bonds, produced a six-month total return of 22.27% in market-price terms, and 14.16% in terms of net asset value, as discussed in the Performance Summary on page 5.

At the close of the reporting period, 54.1% of the Fund's total net assets were invested in equities, 35.2% in fixed-income securities, and 10.7% in short-term obligations and other net assets. These holdings were spread across 30 emerging market countries, with no individual country representing more than 17.0% of the Fund's


CONTENTS


Shareholder Letter .....     1

Performance Summary ....     5

Financial Highlights and
Statement of Investments     7

Financial Statements ...    16

Notes to Financial
Statements .............    19



[PYRAMID CHART]

                                  [PIE CHART]

PORTFOLIO BREAKDOWN
Based on Total Net Assets
9/30/97

Equities                                            54.1%
Fixed-Income Securities                             35.2%
Short-Term Obligations & Other Net Assets           10.7%

assets. Our largest single-country exposure was in Mexico, followed by Argentina, Brazil, and Turkey.

The Fund's strong performance can be attributed in large part to bond investments in those Latin American countries that continued to demonstrate a commitment to policies of economic adjustment and credit quality improvement. For example, the total return of Ecuador's bonds was 34%, Peru's 22%, and Venezuela's 21% during the reporting period.(1) Many equity prices in this region also increased, as higher exports sparked an economic recovery. Attempting to take advantage of these markets, we increased our position in Latin America, from 42.0% of total net assets on March 31, 1997 to 47.4% on September 30, 1997.

East European emerging markets also performed well during the six months under review. Foreign investors attracted by an improved Russian economy maintained their heavy buying of Russian securities. Many share prices there soared, and bonds produced an overall total return of 25%.(1) Bulgarian bonds were strong as well, providing a total return of 50%,(1) largely because of new economic policies and investors' positive response to the July 1, 1997 implementation of a government currency board. However, Czech Republic bonds were adversely affected by the abrupt devaluation of its currency.

Asian security markets did not fare as well as many others throughout the world. During the last few months of the reporting period, the currencies of Thailand, Malaysia, Indonesia, and the Philippines dropped sharply versus the U.S. dollar, and their securities markets fell significantly.

On July 1, 1997, China regained sovereignty over Hong Kong, prompting some people to fear an end to economic and personal freedom there. We think this is unlikely, but developments



1. Source: J.P. Morgan Securities, Inc. Emerging Markets Bond Index Plus (EMBI+). All figures measured in U.S. dollars.

following any major transfer of political power cannot be predicted. In our opinion, China's leaders are pragmatic, and are likely to use Hong Kong as a blueprint for a market economy, which could benefit the citizens of Hong Kong immeasurably. Although we expect problems to arise during this process, we are hopeful they will be overcome. Under Chinese rule, the former British colony could become much more than just an important island state. Hong Kong and China together have the potential to become the largest economic superpower the world has ever known.

Looking forward, we will continue to focus on securities from countries experiencing strong economic growth, such as Mexico. We may consider purchasing bonds from Peru and Venezuela, if their economies improve and they progress further toward privatization and financial reform. In Asia, we will look for opportunities arising from its recent currency problems. Stronger European and U.S. demand for Southeast Asian goods, especially from the electronics sector, coupled with the new, floating exchange rate policies of some Asian countries, could help strengthen the economies in this region. In our opinion, Asia may be down, but it is certainly not out.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of September 30, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.


                                  [PIE CHART]


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/97

Latin American                               47.4%
Asia                                         23.4%
Europe                                       15.7%
Middle East & Africa                          2.8%
Short-Term Obligations & Other Net Assets    10.7%
                                                                               3

 TOP 10 HOLDINGS
 9/30/97

Company,                                    % of Total
Industry, Country                           Net Assets
--------------------------------------------------------
Telmex-Telefonos de
Mexico SA, L, ADR
Telecommunications, Mexico                      3.8%

Alpha Credit Bank
Banking, Greece                                 2.8%

United Mexican States,
9.875%, 01/15/07
Government Bond, Mexico                         2.6%

Cementos Mexicanos
SA de CV (Cemex), B
Building Materials &
Components, Mexico                              2.6%

Republic of Venezuela,
9.25%, 9/15/27
Government Bond, Venezuela                      2.4%

Ergo Bank SA
Banking, Greece                                 2.3%

Government of  Brazil,
10.125%, 5/15/27
Government Bond, Brazil                         2.3%

United Mexican States,
11.375%, 09/15/16
Government Bond, Mexico                         2.3%

Centrais Eletricas
Brasileiras SA, B, pfd.
Utilities-Electrical & Gas                      2.1%

Republic of Ecuador,
11.25%, 4/25/02
Government Bond, Ecuador                        2.0%


For a complete list of portfolio holdings, please see page 8 of this report.


Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 1,523% in the last 15 years, but has suffered four declines of more than 20% during this time.(2)

We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,



/S/ J. Mark Mobius, Ph.D.

J. Mark Mobius, Ph.D.
President
Portfolio Manager - Equity Securities
Templeton Emerging Markets Appreciation Fund, Inc.



/S/ Ronald A. Johnson, Ph.D.

Ronald A. Johnson, Ph.D.
Portfolio Manager - Fixed-Income Securities
Templeton Emerging Markets Appreciation Fund, Inc.



2. Source: Bloomberg. Based on quarterly percentage change over 15 years ended September 30, 1997.

PERFORMANCE SUMMARY



In market-price terms, Templeton Emerging Markets Appreciation Fund produced a 22.27% total return for the six months ended September 30, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a 14.16% total return for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased $2.1875 per share, from $12.875 on March 31, 1997, to $15.0625 on September 30, 1997, while the net asset value increased $1.40 per share, from $15.17 to $16.57.

Shareholders received distributions of 17.5 cents ($0.175) per share in dividend income, 18.0 cents ($0.18) in short-term capital gains, and 30.0 cents ($0.30) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.





Past performance is not predictive of future results.

 TEMPLETON EMERGING MARKETS APPRECIATION FUND
 Periods Ended 9/30/97

                                                                  SINCE
                                                                INCEPTION
                                            1-YEAR     3-YEAR   (4/29/94)
                                            ------     ------   ---------
 Cumulative Total Return(1)
   Based on change in net asset value        30.59%    40.50%     47.35%
   Based on change in market price           32.04%    25.88%     25.91%

 Average Annual Total Return(2)
   Based on change in net asset value        30.59%    12.00%     11.99%
   Based on change in market price           32.04%     7.97%      6.97%



1. Cumulative total returns represent the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past expense reductions by the Fund's Business Manager increased the Fund's total returns.


Past performance is not predictive of future results.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                        SIX MONTHS ENDED                    YEAR ENDED MARCH 31,
                                                       SEPTEMBER 30, 1997         ----------------------------------------
                                                          (UNAUDITED)              1997            1996            1995+
                                                   -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period............              $15.17               $13.41          $12.05           $14.10
                                                   ---------------------------------------------------------
Income from investment operations:
 Net investment income..........................                 .33                  .62             .69              .48
 Net realized and unrealized gains (losses).....                1.73                 2.27            1.64            (1.97)
                                                   ---------------------------------------------------------
Total from investment operations................                2.06                 2.89            2.33            (1.49)
Underwriting expenses deducted from capital.....                  --                   --              --             (.15)
                                                   ---------------------------------------------------------
Less distributions:
 Dividends from net investment income...........                (.18)                (.51)           (.86)            (.32)
 Distributions from net realized gains..........                (.48)                (.62)           (.11)            (.09)
                                                   ---------------------------------------------------------
Total distributions.............................                (.66)               (1.13)           (.97)            (.41)
                                                   ---------------------------------------------------------
Net asset value, end of period..................              $16.57               $15.17          $13.41           $12.05
                                                   ---------------------------------------------------------
Total return*
Based on market value per share.................              22.27%                 .40%          15.57%         (11.25)%
Based on net asset value per share..............              14.16%               22.40%          19.34%         (11.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............             $71,074              $65,075         $57,516          $51,022
Ratios to average net assets:
 Expenses.......................................               1.79%**              1.83%           1.64%            1.79%**
 Net investment income..........................               4.16%**              4.29%           5.29%            3.98%**
Portfolio turnover rate.........................              46.35%              114.78%          26.92%           58.79%
Average commission rate paid***.................              $.0017               $.0036          $.0008               --
   * Total return is not annualized.
  ** Annualized.
 *** Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.
   + For the period April 29, 1994 (commencement of operations) to March 31, 1995.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED)

                                                                       COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 50.8%
APPLIANCES & HOUSEHOLD DURABLES 2.1%
Arcelik AS.......................................................      Turkey            3,439,896         $   434,330
Beko Elektronik AS...............................................      Turkey            1,265,990             108,987
McCarthy Retail Ltd..............................................   South Africa            50,000             187,748
Sanyo Universal Electric Public Co. Ltd..........................     Thailand              20,000              15,427
Semi-Tech (Global) Co. Ltd.......................................     Hong Kong            119,781             174,145
*Semi-Tech Co. Ltd., wts.........................................     Hong Kong             11,320               2,370
Turk Demir Dokum, br.............................................      Turkey            7,859,993             541,322
                                                                                                           -----------
                                                                                                             1,464,329
                                                                                                           -----------
AUTOMOBILES 0.7%
Associated Motorways Ltd.........................................     Sri Lanka             72,000              46,996
*Bajaj Auto Ltd..................................................       India                4,950              75,519
Ciadea S.A.......................................................     Argentina             66,416             162,751
PT Gadjah Tunggal TBK, fgn.......................................     Indonesia            146,500              43,416
Tofas Turk Otomobil Fabrikasi AS.................................      Turkey            2,364,000             149,243
                                                                                                           -----------
                                                                                                               477,925
                                                                                                           -----------
BANKING 15.2%
Akbank...........................................................      Turkey           16,867,518           1,306,884
Alpha Credit Bank................................................      Greece               26,698           1,961,400
Banco Bradesco SA................................................      Brazil           25,161,228             254,931
Banco Comercial Portugues SA.....................................     Portugal              29,152             615,636
*Banco de Galicia y Buenos Aires SA, B...........................     Argentina            121,502             893,218
Banco do Brasil SA...............................................      Brazil            2,705,276              26,422
*Banco do Brasil SA, wts., A.....................................      Brazil            4,541,055              14,922
*Banco do Brasil SA, wts., B.....................................      Brazil            6,811,582              22,570
*Banco do Brasil SA, wts., C.....................................      Brazil           10,752,638              36,315
Banco Espirito Santo e Comercial de Lisboa.......................     Portugal               3,400              94,382
Banco Totta & Acores SA..........................................     Portugal              12,090             254,982
BPI Socieda de Gestora de Participacoes Socias SA................     Portugal               4,892             111,384
Daegu Bank Co. Ltd...............................................    South Korea            12,071              71,898
Ergo Bank SA.....................................................      Greece               24,900           1,668,239
Espirito Santo Financial Holding SA, ADR.........................     Portugal               4,220              87,829
*Grupo Financiero Banamex Accival SA, B..........................      Mexico               72,000             227,027
*Grupo Financiero Banamex Accival SA, L..........................      Mexico               44,868             131,659
*Grupo Financiero Bancomer SA de CV, B...........................      Mexico            2,046,000           1,395,599
*Grupo Financiero Bancomer SA de CV, L...........................      Mexico               75,778              38,035
*Grupo Financiero Serfin SA de CV, B.............................      Mexico               54,277              22,284
HSBC Holdings PLC................................................     Hong Kong             21,964             735,161
*National Bank of Greece SA......................................      Greece                2,100             261,860
PT Inter-Pacific Bank, fgn.......................................     Indonesia              9,500               5,017
Turkiye Garanti Bankasi AS.......................................      Turkey           10,016,999             540,403
                                                                                                           -----------
                                                                                                            10,778,057
                                                                                                           -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                       COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BEVERAGES & TOBACCO 0.6%
PT Hanjaya Mandala Sampoerna, fgn................................     Indonesia             20,000         $    41,034
Quilmes Industrial SA............................................     Argentina             20,000             310,000
Zaklady Piwowarskie W Zywcu SA...................................      Poland                1,000              80,362
                                                                                                           -----------
                                                                                                               431,396
                                                                                                           -----------
BUILDING MATERIALS & COMPONENTS 3.6%
Cementos Mexicanos SA de CV, (Cemex) B...........................      Mexico              304,000           1,821,262
Cimentas Izmir Cimento Fabrikasi Turk AS.........................      Turkey            1,513,061             234,462
Cimsa Cimento Sanayi ve Ticaret AS...............................      Turkey            1,047,000             195,291
Gujarat Ambuja Cements Ltd.......................................       India                4,000              34,094
Izocam Ticaret ve Sanayii AS, br.................................      Turkey              149,142               6,677
*Jordan Cement Factories Ltd.....................................      Jordan               20,000             107,324
K Wah International Holdings Ltd.................................     Hong Kong             13,912               5,439
PT Semen Cibinong TBK, fgn.......................................     Indonesia            200,000              42,553
*Royal Ceramic Industry Public Co. Ltd., fgn.....................     Thailand             141,700              15,224
Shanghai Yaohua Pilkington Glass, B..............................       China               96,250              29,837
Siam Cement Public Co. Ltd., (The) fgn...........................     Thailand               2,550              41,868
Thai Asahi Glass Public Co. Ltd..................................     Thailand              72,610              30,004
                                                                                                           -----------
                                                                                                             2,564,035
                                                                                                           -----------
CHEMICALS 1.0%
Atanor Cia Nacional Para la Industria Quimica SA, D..............     Argentina             56,550              75,792
Indian Petrochemicals Corp. Ltd..................................       India               30,000              94,567
Petkim Petrokimya Holding AS.....................................      Turkey               30,000              13,602
PT Unggul Indah Corp., fgn.......................................     Indonesia             68,200              70,480
Sentrachem Ltd...................................................   South Africa            16,800              41,094
Shanghai Chlor-Alkali Chemical Co. Ltd., B.......................       China              298,200              89,460
Slovnaft AS......................................................  Slovak Republic           8,000             213,861
*Unipetrol, fgn..................................................  Czech Republic           30,602             117,707
                                                                                                           -----------
                                                                                                               716,563
                                                                                                           -----------
CONSTRUCTION & HOUSING 0.1%
Italian-Thai Development Public Company..........................     Thailand              20,000              38,567
                                                                                                           -----------
ELECTRICAL & ELECTRONICS 0.6%
Daewoo Electronics Co............................................    South Korea            10,000              72,459
Great Wall Electronic International Ltd..........................     Hong Kong            530,679              58,980
*Great Wall Electronic International Ltd., rts...................     Hong Kong            212,271               1,646
LG Electronics...................................................    South Korea             2,000              39,454
*Netas Northern Electric Telekomunic Asyon AS....................      Turkey              594,000             197,727
Reunert Ltd......................................................   South Africa            30,000              88,510
                                                                                                           -----------
                                                                                                               458,776
                                                                                                           -----------
ENERGY EQUIPMENT & SERVICES 0.0%
Ssangyong Oil Refining Co. Ltd...................................    South Korea             1,000              19,344
                                                                                                           -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                       COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ENERGY SOURCES 2.0%
Engen Ltd........................................................   South Africa            20,207         $   108,395
*Purneftegaz.....................................................      Russia               20,000             204,000
YPF Sociedad Anonima, ADR........................................     Argentina             30,302           1,117,386
                                                                                                           -----------
                                                                                                             1,429,781
                                                                                                           -----------
FINANCIAL SERVICES 0.6%
Alpha Leasing SA.................................................      Greece               10,000             245,126
Etba Leasing.....................................................      Greece               16,380             158,493
MBF Capital Bhd..................................................     Malaysia              48,000              39,948
PT Sinar Mas Multi Artha, fgn....................................     Indonesia             56,800              15,538
*PT Sinar Mas Multi Artha, wts., fgn.............................     Indonesia              4,260                 330
                                                                                                           -----------
                                                                                                               459,435
                                                                                                           -----------
FOOD & HOUSEHOLD PRODUCTS 2.1%
Bonnita Holdings Ltd.............................................   South Africa            80,000              35,704
Boustead Holdings Bhd., fgn......................................     Malaysia              10,000              15,874
Chareon Pokphand Feedmill Public Co. Ltd., fgn...................     Thailand              11,000              61,439
Del Monte Royal Foods Ltd........................................   South Africa           135,800              72,846
Elais Oleaginous Co..............................................      Greece                8,800             313,790
PT Charoen Pokphand Indonesia, fgn...............................     Indonesia            115,000              19,225
PT Japfa Comfeed Indonesia TBK...................................     Indonesia             67,000              15,274
PT Multibreeder Adirama TBK, fgn.................................     Indonesia            193,500              23,526
Vitro SA.........................................................      Mexico              179,000             914,582
                                                                                                           -----------
                                                                                                             1,472,260
                                                                                                           -----------
FOREST PRODUCTS & PAPER 0.7%
Aracruz Celulose SA, ADR.........................................      Brazil                5,000             102,812
Portucel Industrial Empresa Product de Celulose SA...............     Portugal              32,000             259,642
PT Pabrik Kertas Tjiwi Kimia, fgn................................     Indonesia            100,000              55,471
Sappi Ltd........................................................   South Africa            10,177              81,014
                                                                                                           -----------
                                                                                                               498,939
                                                                                                           -----------
HEALTH & PERSONAL CARE 0.1%
Hankook Cosmetics Co. Ltd........................................    South Korea             3,000              65,574
                                                                                                           -----------
INDUSTRIAL COMPONENTS 0.7%
BTR Dunlop Ltd...................................................   South Africa            50,000              26,821
Leader Universal Holdings Bhd....................................     Malaysia              67,000              53,695
Marshall Boya ve Vernik Sanayii AS...............................      Turkey            1,620,528             230,189
*Shanghai Rubber Belt Co. Ltd., B................................       China              631,350             119,325
Shanghai Tyre & Rubber Co. Ltd., B...............................       China              169,000              70,980
                                                                                                           -----------
                                                                                                               501,010
                                                                                                           -----------
INSURANCE 0.4%
*Anadolu Anonim Turk Sigorta Sirketi,............................      Turkey              611,840              21,420
*Anadolu Anonim Turk Sigorta Sirketi, new........................      Turkey              611,840              21,420
Compania Suramericana de Seguros SA..............................     Colombia              10,000             235,493
                                                                                                           -----------
                                                                                                               278,333
                                                                                                           -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                       COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
LEISURE & TOURISM 0.7%
Hinds Hotels International Ltd...................................     Singapore            129,000         $   212,540
Hong Kong & Shanghai Hotels Ltd..................................     Hong Kong             30,000              36,444
*Hotel Shilla Company............................................    South Korea             9,200              68,372
Shangri La Hotels (Malaysia) Bhd., fgn...........................     Malaysia              27,000              15,647
Shangri La Hotels (Malaysia) Bhd.................................     Malaysia             141,000              81,707
Sun International (South Africa) Ltd.............................   South Africa           110,000              67,503
                                                                                                           -----------
                                                                                                               482,213
                                                                                                           -----------
MACHINERY & ENGINEERING 0.6%
Jurong Shipyard, fgn.............................................     Singapore             38,000             168,944
*Keppel Philippine Holdings Inc., B..............................    Philippines           318,750              27,863
*Mannesmann S.A..................................................      Brazil              800,000             127,059
*Shanghai Erfangji Textile Machinery Co. Ltd., B.................       China              391,314              45,392
*Shanghai Industrial Sewing Machine Corp., B.....................       China              249,600              31,699
*Shanghai Steel Tube Co. Ltd., B.................................       China              249,700              32,461
                                                                                                           -----------
                                                                                                               433,418
                                                                                                           -----------
MERCHANDISING 1.0%
Cifra S.A. de CV, A..............................................      Mexico               10,892              24,391
Cifra S.A., C....................................................      Mexico               89,056             195,075
Dairy Farm International Holdings Ltd............................     Hong Kong            132,036             125,434
*A/S Det Ostasiatiske Kompagni...................................      Denmark               7,737             105,783
GUM Trade House..................................................      Russia               10,000              46,750
*Siam Makro Public Company Ltd...................................     Thailand              70,000             114,738
*Wo Kee Hong Holdings Ltd........................................     Hong Kong            900,000              93,047
*Yaohan Hongkong Corp. Ltd.......................................     Hong Kong            460,000              25,562
                                                                                                           -----------
                                                                                                               730,780
                                                                                                           -----------
METALS & MINING 1.9%
*Antofagasta Holding PLC, cvt....................................       Chile                6,181              40,600
Antofagasta Holdings PLC.........................................       Chile               34,000             225,795
Ashanti Goldfields Co. Ltd., GDR.................................       Ghana               14,158             155,738
Companhia Siderurgica Nacional CSN...............................      Brazil            1,500,000              57,492
Eregli Demir ve Celik Fabrikalari AS.............................      Turkey            1,736,000             308,861
Hellas Can - Container Manufacturers.............................      Greece               18,270             286,123
*Philex Mining Corp., B..........................................    Philippines         3,154,950             160,873
PT Tambang Timah (Persero), fgn..................................     Indonesia             34,000              49,863
South African Iron & Steel Industrial Corp. Ltd..................   South Africa           160,000             101,963
                                                                                                           -----------
                                                                                                             1,387,308
                                                                                                           -----------
MULTI-INDUSTRY 5.6%
*A Soriano Corp..................................................    Philippines           500,000              32,051
Anglo American Industrial Corp. Ltd..............................   South Africa            10,791             405,198
Anglovaal Industried Ltd.........................................   South Africa            10,000              33,473
Cheung Kong Holdings Ltd.........................................     Hong Kong             54,000             607,134
DESC S.A. de CV DESC, B..........................................      Mexico                3,033              32,204
DESC S.A. de CV DESC, C..........................................      Mexico                   94                 984
*Hong Leong Industries Bhd., wts., fgn...........................     Malaysia               8,500               3,668
Hong Leong Industries Bhd........................................     Malaysia              56,400             116,477

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                       COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY (CONT.)
Koc Holding AS...................................................      Turkey            3,213,019         $ 1,217,053
Koor Industries Ltd..............................................      Israel                2,000             208,315
Lai Sun Garment International Ltd................................     Hong Kong             88,000             107,470
Perlis Plantations Bhd., fgn.....................................     Malaysia              70,000             151,036
*Perlis Plantations Oil Palms BHD, fgn...........................     Malaysia                 625                 632
Renong Bhd.......................................................     Malaysia             150,000             147,954
Saha Union Public Co. Ltd., fgn..................................     Thailand              39,000              31,694
Sembawang Corp. Ltd..............................................     Singapore             10,000              46,420
Sociedad Comercial del Plata Cadelplata Come.....................     Argentina            201,330             410,795
Transarchipel Shipping Ltd. - TSL................................     Zimbabwe             587,000             269,427
United Communications Industry Public Co. Ltd., loc..............     Thailand              60,000             178,512
                                                                                                           -----------
                                                                                                             4,000,497
                                                                                                           -----------
REAL ESTATE 2.3%
*Bangkok Land Public Co. Ltd., fgn...............................     Thailand              88,300              11,554
*Filinvest Development Corp......................................    Philippines           200,000              34,965
First Capital Corp. Ltd., fgn....................................     Singapore             36,000              80,497
Hang Lung Development Co. Ltd....................................     Hong Kong            226,000             424,955
Island & Peninsula BHD, fgn......................................     Malaysia              30,000              33,475
MCL Land Ltd.....................................................     Singapore             40,000              50,997
New World Development Co. Ltd....................................     Hong Kong             64,207             388,329
PT Summarecon Agung, fgn.........................................     Indonesia            327,787             134,502
Sun Hung Kai Properties Ltd......................................     Hong Kong             23,000             270,483
United Industrial Corporation Ltd., fgn..........................     Singapore            270,000             187,120
                                                                                                           -----------
                                                                                                             1,616,877
                                                                                                           -----------
RECREATION & OTHER CONSUMER GOODS 0.6%
China First Pencil Co. Ltd., B...................................       China              512,107             179,750
*Shanghai Wingsung Co. Ltd., B...................................       China              392,783              78,557
*Shenzhen China Bicycles Co. (Holdings) Ltd., B..................       China              139,200              40,655
Yue Yuen Industrial (Holdings) Ltd...............................     Hong Kong             48,000             123,443
                                                                                                           -----------
                                                                                                               422,405
                                                                                                           -----------
TELECOMMUNICATIONS 5.1%
Cpt-Telefonica Del Peru SA, ADR B................................       Peru                 4,000              94,500
Hellenic Telecommunications Organizations OTE SA.................      Greece                8,600             215,431
Jasmine International Public Co. Ltd.............................     Thailand              50,000              41,667
Pakistan Telecom Corp. PTC.......................................     Pakistan              29,000              28,012
Telebras-Telecomunicacoes Brasileiras SA.........................      Brazil            4,525,000             522,489
Telmex-Telefonos de Mexico SA, L, ADR............................      Mexico               51,800           2,680,650
Total Access Communication Public Co. Ltd........................     Thailand              10,000              33,000
                                                                                                           -----------
                                                                                                             3,615,749
                                                                                                           -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                       COUNTRY            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TEXTILES & APPAREL 0.2%
BYC Co. Ltd......................................................    South Korea               700         $    71,010
Hua Thai Manufacturing Public Co. Ltd............................     Thailand              16,000              15,868
Thai Rayon Public Co. Ltd........................................     Thailand              17,000              38,519
Thai Wacoal Public Co. Ltd., fgn.................................     Thailand              18,750              46,488
                                                                                                           -----------
                                                                                                               171,885
                                                                                                           -----------
TRANSPORTATION 0.9%
Chiwan Wharf Holdings Ltd., B....................................       China              160,000              65,340
*Korea Express Co................................................    South Korea             2,000              39,126
Malaysian International Shipping Corp. Bhd., fgn.................     Malaysia             229,333             438,272
*Pakistan International Airlines Corp............................     Pakistan               5,500               1,264
Regional Container Lines Public Co. Ltd., fgn....................     Thailand              30,000              70,041
                                                                                                           -----------
                                                                                                               614,043
                                                                                                           -----------
UTILITIES ELECTRICAL & GAS 1.4%
*CEZ AS..........................................................  Czech Republic           29,000             928,071
Nafta Gbely AS...................................................  Slovak Republic           1,200              51,085
                                                                                                           -----------
                                                                                                               979,156
                                                                                                           -----------
TOTAL COMMON STOCKS (COST $30,344,648)...........................                                           36,108,655
                                                                                                           -----------
PREFERRED STOCKS 3.3%
Banco do Brazil S.A., pfd........................................      Brazil           20,000,000             236,411
Brasmotor S.A., pfd..............................................      Brazil              410,000              79,721
Centrais Eletricas Brasileiras S.A., B, pfd......................      Brazil            2,613,000           1,478,740
Itausa-Investimentos Itau S.A., pfd..............................      Brazil              572,200             543,187
                                                                                                           -----------
TOTAL PREFERRED STOCKS (COST $1,920,786).........................                                            2,338,059
                                                                                                           -----------

                                                                                        PRINCIPAL
                                                                                         AMOUNT**
                                                                                        ----------
BONDS - CORPORATE 6.0%
Bridas Corp., Yankee, 12.50%, 11/18/99...........................     Argentina         $  460,000             510,600
Cementos de Mexico Sa de CV, 144A, 10.75%, 7/15/00...............      Mexico              230,000             247,250
Centrais Electricas Brasileiras S.A., 144A, 10%, 10/30/98........      Brazil              200,000             205,250
Essar Gujarat Ltd., 144A, 8.498%, 7/15/99, FRN...................       India               80,000              77,600
Industrias Metalurgicas Pescarmona,144A, 11.75%, 3/27/98.........     Argentina            250,000             254,375
Philippine Long Distance Telephone Co.:
  10.625%, 6/2/04................................................    Philippines           500,000             560,105
  9.25%, 6/30/06.................................................    Philippines           190,000             197,125
PIV Investment Finance (Cayman) Ltd., 4.50%, 12/1/00, conv.......     Hong Kong            330,000             283,800
Poland Communications Inc., 9.875%, 11/1/03......................      Poland              280,000             284,480
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02..........      Mexico              320,000             319,200
PT Astra International, 9.75%, 4/29/01...........................     Indonesia            175,000             181,562
PT Indah Kiat Financial Mauritius, 10.00%, 7/1/07................     Indonesia            625,000             614,063
Tevecap SA, 144A, 12.625%, 11/26/04..............................      Brazil              250,000             268,438
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01................     Indonesia            250,000             276,250
                                                                                                           -----------
TOTAL BONDS - CORPORATE (COST $4,087,464)........................                                            4,280,098
                                                                                                           -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                                        PRINCIPAL
                                                                       COUNTRY           AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES 29.2%
Abril SA, 144A, 12.00%, 10/25/03.................................      Brazil           $  250,000         $   275,312
Argentina Local Markets Securities Trust 1994-I
  (Goldman Sachs group, L.P.), 13.375%, 8/15/01..................     Argentina            750,000ARS          894,375
Associacion Nacional del Cafe, 11.00%, 8/31/98...................     Guatemala            184,000             190,440
Banco Ganadero SA, 144A, 9.75%, 8/26/99..........................     Columbia             200,000             209,500
Bancomer S.A., 8.00%, 7/07/98....................................      Mexico              200,000             201,500
Banco Nacional Obra Serv., 9.625%, 11/15/03......................      Mexico              125,000             133,125
Bepensa S.A., 144A, 9.75%, 12/30/04..............................      Mexico              270,000             271,856
Government of Brazil:
  8.875%, 11/05/01...............................................      Brazil              250,000             259,688
  6.938%, FRN, 4/15/12...........................................      Brazil            1,115,000             946,356
  10.125%, 5/15/27...............................................      Brazil            1,625,000           1,629,469
Minfin of Russia, 144A, 10.00%, 6/26/07..........................      Russia            1,260,000           1,336,860
Argentina Domestic Securities (Morgan Stanley), 14.75%,
  9/01/02........................................................     Argentina            430,000             531,050
Republic of Argentina:
  9.25%, 2/23/01.................................................     Argentina          1,070,000           1,120,825
  8.75%, 5/09/02.................................................     Argentina            325,000             330,363
  11.00%, 10/09/06...............................................     Argentina            225,000             257,625
  11.75%, 2/12/07, Reg S.........................................     Argentina            490,000             553,198
  11.375%, 1/30/17...............................................     Argentina            300,000             349,050
  9.75%, 9/19/27.................................................     Argentina            660,000             664,290
Republic of Bulgaria, IAB, 6.6875%, 7/28/11, FRN.................     Bulgaria           1,350,000           1,090,125
Republic of Ecuador:
  6.688%, 2/28/25, FRN...........................................      Ecuador             500,000             408,125
  11.25%, 4/25/02................................................      Ecuador             600,000             643,500
  11.25%, 4/25/02, 144A..........................................      Ecuador             750,000             804,375
Republic of Lithuania:
  10.00%, 12/22/1997, 144A.......................................     Lithuania            150,000             151,087
  10.00%, 12/22/97...............................................     Lithuania             10,000              10,073
Republic of Panama, 7.031%, 5/10/02, FRN.........................      Panama              384,619             382,215
Republic of Turkey, 144A, 10.00%, 9/19/07........................      Turkey              790,000             817,650
Republic of Venezuela:
  9.125%, 6/18/07, 144A..........................................     Venezuela            280,000             285,950
  9.125%, 6/18/07, Reg S.........................................     Venezuela            300,000             306,375
  6.813%, 3/31/20, FRN...........................................     Venezuela            310,000             291,787
  9.25%, 9/15/27.................................................     Venezuela          1,783,000           1,700,536
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00.....................   Trinidad and           210,000             222,600
                                                                       Tobago
United Mexican States:

  9.875%, 1/15/07................................................      Mexico            1,700,000           1,840,250
  11.375%, 9/15/16...............................................      Mexico            1,350,000           1,601,437
                                                                                                           -----------
TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST
  $19,807,826)...................................................                                           20,710,967
                                                                                                           -----------

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1997 (UNAUDITED) (CONT.)

                                                                                        PRINCIPAL
                                                                       COUNTRY           AMOUNT**             VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (COST $6,122,845) 8.6%
United States Treasury Bills, 4.90% to 5.16% with maturities to
  12/26/97.......................................................   United States       $6,145,000         $ 6,123,767
                                                                                                           -----------
TOTAL INVESTMENTS (COST $62,283,569) 97.9%.......................                                           69,561,546
OTHER ASSETS, LESS LIABILITIES 2.1%..............................                                            1,512,593
                                                                                                           -----------
TOTAL NET ASSETS 100.0%..........................................                                          $71,074,139
                                                                                                           ===========

CURRENCY ABBREVIATION:

ARS-Argentina

   * Non-income producing.
  ** Securities traded in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

Assets:
 Investments in securities at value (cost $62,283,569)...............................  $69,561,546
 Cash................................................................................       21,410
 Receivables:
  Investment securities sold.........................................................    6,108,930
  Dividends and interest.............................................................      640,891
 Unamortized organization costs......................................................        6,246
                                                                                        ----------
     Total assets....................................................................   76,339,023
                                                                                       -----------
Liabilities:
 Payables:
  Investment securities purchased....................................................    5,054,377
  Affiliates.........................................................................       73,956
 Accrued expenses....................................................................      136,551
                                                                                       -----------
     Total liabilities...............................................................    5,264,884
                                                                                       -----------
      Net assets, at value...........................................................  $71,074,139
                                                                                       ===========
Net assets consist of:
 Undistributed net investment income.................................................  $ 1,118,844
 Net unrealized appreciation.........................................................    7,414,651
 Accumulated net realized gain.......................................................    2,706,501
 Capital shares......................................................................   59,834,143
                                                                                       -----------
     Net assets, at value............................................................  $71,074,139
                                                                                       ===========
Net asset value per share ($71,074,139 / 4,288,756 shares outstanding)...............       $16.57
                                                                                       ===========

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

Investment income:
(net of $27,325 foreign taxes withheld)
 Dividends................................................................   $  636,366
 Interest.................................................................    1,389,342
                                                                             ----------
     Total investment income..............................................                 $2,025,708
Expenses:
 Management fees (Note 3).................................................      425,653
 Administrative fees (Note 3).............................................       85,131
 Transfer agent fees......................................................        9,039
 Custodian fees...........................................................       34,048
 Reports to shareholders..................................................       13,101
 Registration and filing fees.............................................        8,107
 Professional fees (Note 3)...............................................       23,781
 Directors' fees and expenses.............................................        7,087
 Amortization of organization costs.......................................        1,954
 Other....................................................................        1,918
                                                                             ----------
     Total expenses.......................................................                    609,819
                                                                                           ----------
      Net investment income...............................................                  1,415,889
                                                                                           ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.............................................................    2,896,341
  Foreign currency transactions...........................................      (11,566)
                                                                             ----------
 Net realized gain........................................................                  2,884,775
 Net unrealized appreciation on:
  Investments.............................................................    4,501,983
  Translation of assets and liabilities denominated in foreign
    currencies............................................................        5,783
                                                                             ----------
 Net unrealized appreciation..............................................                  4,507,766
                                                                                           ----------
Net realized and unrealized gain..........................................                  7,392,541
                                                                                           ----------
Net increase in net assets resulting from operations......................                 $8,808,430
                                                                                           ==========

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                      SEPTEMBER 30, 1997          YEAR ENDED
                                                                         (UNAUDITED)            MARCH 31, 1997
                                                                  --------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income........................................          $  1,415,889            $  2,640,752
  Net realized gain from investments and foreign currency
    transactions...............................................             2,884,775               4,471,472
  Net unrealized appreciation on investments...................             4,507,766               5,293,006
                                                                  --------------------------------------------
      Net increase in net assets resulting from operations.....             8,808,430              12,405,230
 Distributions to shareholders from:
  Net investment income........................................              (750,532)             (2,187,265)
  Net realized gain............................................            (2,058,603)             (2,659,029)
                                                                  --------------------------------------------
      Net increase in net assets...............................             5,999,295               7,558,936
Net assets:
 Beginning of period...........................................            65,074,844              57,515,908
                                                                  --------------------------------------------
 End of period.................................................          $ 71,074,139            $ 65,074,844
                                                                  ============================================
Undistributed net investment income included in net assets:
 Beginning of period...........................................          $    453,487            $          0
                                                                  ============================================
 End of period.................................................          $  1,118,844            $    453,487
                                                                  ============================================

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks to achieve its objective by investing primarily in equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

c. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. SECURITIES TRADED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

Included in the statement of assets and liabilities as of September 30, 1997 are receivables for investments securities sold and payables for investments securities purchased of $5,167,497 and $5,028,474, respectively, related to the sale and purchase of Russian when-issued securities. The realization of these receivables and payables are subject to the risk that such securities may never be issued. Included in net unrealized gains on investments is $139,023 which related to positions sold as of September 30, 1997. In the event these securities are not issued, such gains will not be realized.

2.  CAPITAL SHARES

At September 30, 1997, there were 100,000,000 shares authorized ($0.01 par value). During the period ended September 30, 1997 and the year ended March 31, 1997 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor and administrative manager, respectively.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. For its services TAML pays to TICI an annual fee of 0.30% of the Fund's average daily net assets. TAML pays monthly an economic consulting and shareholder servicing fee to Paine Webber on an annual basis, to 0.10% of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

During the period ended September 30, 1997, legal fees of $176 were paid to a law firm in which an officer of the Fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1997 were $27,858,410 and $28,875,105 respectively.

5.  INCOME TAXES

At September 30, 1997, the net unrealized appreciation based on cost of investments for income tax purposes of $62,285,233 was as follows:

        Unrealized appreciation...........  $12,976,405
        Unrealized depreciation...........   (5,700,092)
                                            -----------
        Net unrealized appreciation.......  $ 7,276,313
                                            ===========

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, September 23, 1997

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1997. The purpose of the meeting was to elect five Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998, and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, and Charles B. Johnson.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1.  The election of five (5) Directors for the terms set forth below:

                                          % OF                         % OF
                                       OUTSTANDING                  OUTSTANDING
 TERM EXPIRING 2000:        FOR          SHARES        WITHHELD       SHARES
---------------------    ----------    -----------     ---------    -----------
Martin L. Flanagan        3,422,111       79.79%         100,997       2.36%
Andrew H. Hines, Jr.      3,439,785       80.21%          83,323       1.94%
Edith E. Holiday          3,421,811       79.79%         101,297       2.36%
Charles B. Johnson        3,444,418       80.31%          78,690       1.84%

 TERM EXPIRING 1998:
---------------------
Frank J. Crothers         3,423,377       79.82%          99,731       2.33%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1998:

                 % OF                         % OF                        % OF
              OUTSTANDING                  OUTSTANDING                 OUTSTANDING
   FOR          SHARES         AGAINST       SHARES        ABSTAIN       SHARES
----------    -----------     ---------    -----------     --------    -----------
3,423,404        79.82%        42,764          1.00%        56,940        1.33%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith,
 Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, So. Hackensack, NJ 07606-1938, will provide additional Plan information upon request. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company at the address above. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
Stock Transfer Services
P.O. Box 3312
So. Hackensack, NJ 07606
800-526-0801

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA". Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value may be obtained on a two business day delay basis by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL-BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Peterburg, FL 33733-8030.

LITERATURE REQUEST
For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona*
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.




TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEA S97 11/97   [Recycled Logo] Printed on recycled paper